EXHIBIT 24.1

                                POWER OF ATTORNEY

         We the undersigned directors and/or officers of Senetek PLC (the "Company"), hereby severally constitute and appoint Anthony J. Cataldo, President, Chief Executive Officer and Chairman of the Board of Directors of the Company and Paul A. Logan, Financial Director and Company Secretary, individually, with full powers to them, to sign for us, in or names and in the capacities indicated below, the Registration Statement on Form S-3 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorney, or his substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

         WITNESS our hands on this 20th day of October, 1998.

SIGNATURES                          TITLES


/S/ ANTHONY J. CATALDO              Chairman of the Board and Chief
---------------------------         Executive Officer
Anthony J. Cataldo

                                    Director
---------------------------
Gary David Frentz

/S/ STEVEN GEORGIEV                 Director
---------------------------
Steven Georgiev

/S/ P.A. LOGAN                      Company Secretary and Director
---------------------------
P. A. Logan


/S/  STEWART SLADE                  Chief Financial Officer
---------------------------
Stewart Slade

---------------------------         Director
Uwe Thieme